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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 21, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                    31-0345740
(State or other jurisdiction      (Commission File              (IRS Employer
of incorporation)                      Number)                      Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number: (513) 762-4000



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Item 5.      Other Events
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             On October 21, 1999, officers of the Company made a
             presentation to analysts attending the Morgan Stanley Dean Witter Supermarket & Drug Retail Conference. Attached hereto as Exhibit 99.1 is the text of that presentation.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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             (c)      Exhibits:

                      99.1    Text of presentation to analysts.



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      THE KROGER CO.



October 21, 1999                      By: (Paul Heldman)
                                          Paul Heldman
                                           Senior Vice President, Secretary
                                           and General Counsel






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                                  EXHIBIT INDEX



Exhibit No.                           Exhibit
-----------                           -------


99.1                     Text of presentation to analysts.